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                                                                    Exhibit 10.9

This is to certify that Micro-Media Solutions, Inc. is an authorized Hewlett-Packard Value Added Reseller

/s/ Newton Walpert
    Newton Walpert, Channel Marketing Manager
    Hewlett-Packard